UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2024

SS INNOVATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	333-216054	47-3478854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 SE 15th Street, #512 Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 478-1410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), the terms “SSII,” “the Company,” “we,” “us” and “our” refer to SS Innovations International, Inc. and its subsidiaries.

Item 8.01 Other Events.

On January 25, 2024, we issued a press release announcing that SSII had entered into a partnership with India’s leading medical equipment supplier, Medikabazaar, to facilitate sales of our flagship SSi Mantra Surgical Robotic System to hospitals and medical facilities across India.

A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2024	SS INNOVATIONS INTERNATIONAL, INC.

	By:	/s/ Sudhir Srivastava
Sudhir Srivastava, M.D. Chairman and Chief Executive Officer

2